Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE
	Contacts:	Susser Holdings Corporation Mary Sullivan, Chief Financial Officer (361) 693-3743, msullivan@susser.com

DRG&E Ken Dennard, Managing Partner (713) 529-6600, ksdennard@drg-e.com Anne Pearson, Senior Vice President (210) 408-6321, apearson@drg-e.com

Susser Holdings Announces Alvin New to Succeed Roger Smith as President and CEO of Retail Operations

CORPUS CHRISTI, Texas, Oct., 11, 2007 - Susser Holdings Corporation (NASDAQ: SUSS) announced today that Roger Smith, executive vice president of Susser Holdings and chief operating officer of the Company’s retail operations, will resign upon the completion of Susser’s pending acquisition of Town & Country Food Stores. Smith is expected to be succeeded as executive vice president of Susser Holdings and president and chief executive officer of the retail operations by Alvin New, who currently serves as CEO of Town & Country.

“Roger made his decision at a time when our business is extremely healthy and enjoying very strong same store sales growth, new store growth and acquisition related growth,” said Sam L. Susser, president and chief executive officer of Susser Holdings. “As head of our retail unit for more than six years, Roger deserves much credit for our successes. Roger is planning to work with Alvin and our entire team for several months to ensure as smooth a transition as possible.”

In his new role, New would have direct responsibility for retail operations, marketing, human resources, information technology, maintenance, retail fuel marketing and food service.

“Alvin has led Town & Country through very strong growth in sales and profitability over the last several years, and we look forward to welcoming him to the Susser management team when the acquisition closes,” Susser said.

About Susser Holdings Corporation

Corpus Christi, Texas-based Susser Holdings Corporation is a third generation family led business that operates 330 convenience stores in Texas and Oklahoma under the Stripes banner and supplies branded motor fuel to over 370 independent dealers through its wholesale fuel division. Susser owns and operates over 150 Laredo Taco Company restaurants inside the Stripes convenience stores that feature authentic "made from scratch" Mexican food.

New to Succeed Smith as President and CEO of Retail Operations - Page 2

Forward-Looking Statements

This news release contains statements that we believe are “forward-looking statements.” These forward-looking statements generally can be identified by use of phrases such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “forecast” or other similar words or phrases. Descriptions of our objectives, goals, targets, plans, strategies, costs, anticipated capital expenditures, expected cost savings, operational synergies of acquired businesses or assets, expansion of our foodservice offerings, potential acquisitions, and potential new store openings and dealer locations, are also forward-looking statements. These forward-looking statements are based on our current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements, including competitive pressures from convenience stores, gasoline stations, other non-traditional retailers located in our markets and other wholesale fuel distributors; inability to integrate acquisitions successfully or realize expected synergies; changes in economic conditions generally and in the markets we serve; volatility in crude oil and wholesale motor fuel costs; political conditions in crude oil producing regions, including South America and the Middle East; wholesale cost increases of tobacco products, or future legislation or campaigns to discourage smoking; adverse publicity concerning food quality, food safety or other health concerns related to our restaurant facilities; consumer behavior, travel and tourism trends; devaluation of the Mexican peso or imposition of restrictions on access of Mexican citizens to the United States; unfavorable weather conditions; changes in state and federal environmental and other regulations; dependence on one principal supplier for merchandise, two principal suppliers for gasoline and one principal provider for the transportation of substantially all of our motor fuel; financial leverage and debt covenants; changes in the credit ratings assigned to our debt securities, credit facilities and trade credit; inability to identify or acquire new stores; dependence on senior management; acts of war and terrorism; and other unforeseen factors.

For a discussion of these and other risks and uncertainties, please refer to “Risk Factors” in our Quarterly Reports on Form 10-Q for the first and second quarters of this year as well as those contained in our Annual Report on Form 10-K for the year ended December 31, 2006. The list of factors that could affect future performance and the accuracy of forward-looking statements is illustrative, but by no means exhaustive. Accordingly, all forward-looking statements should be evaluated with the understanding of their inherent uncertainty. The forward-looking statements included in this release are based on, and include, our estimates as of the date hereof. We anticipate that subsequent events and market developments will cause our estimates to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if new information becomes available in the future.

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